                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report  (Date of earliest event reported)  August 14, 2000





                             HIGHLAND BANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                        Commission file number: 0-29668
             Delaware                                 95-4654552
             (State or other jurisdiction of          (I.R.S. Employer
             incorporation or organization)           Identification Number)



             601 South Glenoaks Boulevard
             Burbank, California                      91502
             (Address of principal executive office)  (Zip Code)


       Registrant's telephone number, including area code: (818) 848-4265
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Item 5.  Other Events

On August 14, 2000, the Office of Thrift Supervision approved the merger of Highland Bancorp, Inc. and Jackson Federal Bank, pursuant to which Jackson will acquire Highland for cash price of $25.45 per share. Highland also issued a news release announcing the regulatory approval on August 18, 2000, which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
(C) Exhibits

Exhibit
Number        Description of Exhibit
99.1          News release dated August 18, 2000 announcing regulatory approval of merger with Jackson Federal Bank


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HIGHLAND BANCORP; INC.
                                       ----------------------

Date:  August 21, 2000                 /s/ STEPHEN D. COOPER
----------------------                 ---------------------
                                       Stephen D. Cooper, Senior Vice President
                                       and Controller (Chief Accounting Officer)